UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2013

   First Reliance Bancshares, Inc.

(Exact Name of Registrant As Specified in Its Charter)

  South Carolina

(State or Other Jurisdiction of Incorporation)

000-49757	80-0030931
(Commission File Number)	(I.R.S. Employer Identification No.)

2170 W. Palmetto Street, Florence, South Carolina	29501
(Address of Principal Executive Offices)	(Zip Code)

   (843) 656-5000

(Registrant's Telephone Number, Including Area Code)

   Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of July 24, 2013, the Board of Directors of the Company approved the Amended and Restated Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference. In general, the amendments to the Company’s bylaws are largely focused on updating the Company’s governance document to be consistent with current applicable provisions of the South Carolina Business Corporations Act of 1988 (the “Act”). The following summary describes the provisions changed by the amendments. For the ease of review and to avoid any future confusion, the amendments have been consolidated into the Amended and Restated Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Article II, Section 3. Special Meetings.

The Act provides that shareholders of public companies are only entitled to call a special meeting if the company includes this provision in its Articles of Incorporation. While Article II, Section 3 of the Company’s bylaws provided that shareholders may call a special meeting upon a written demand from at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting, the Company’s Articles of Incorporation are silent on this point. Therefore, this bylaw provision was inconsistent with and invalid under South Carolina law. As a result, to comply with South Carolina law, the bylaws have been amended to eliminate this right in its entirety.

Article III, Section 2. Number, Tenure, Election and Qualifications.

Article III, Section 2 of the Company’s bylaws sets forth, among other things, qualifications for individuals to serve as directors of the Company. In order to ensure that the Company continues to recruit independent, highly qualified and respected professionals to serve on the board of directors, Article III, Section 2 was amended to include additional qualifications for individuals to serve as directors of the Company. Specifically, no individual shall be eligible to serve as a director if (i) the individual is or becomes a holder of 5% or more of any voting securities of (or otherwise has any material interest in) a Competitor (as defined below) or the individual is or becomes affiliated with, employed by or a representative of either (A) a Competitor or (B) a holder of 5% or more of any voting securities of (or an entity that otherwise has any material interest in) a Competitor; (ii) the individual is indicted for the commission or perpetration by the individual of any felony or any crime involving dishonesty, moral turpitude or fraud; (iii) the individual participates in a willful or a grossly negligent act, or the willful or grossly negligent omission to act by the individual, including but not limited to any crime involving dishonesty, moral turpitude or fraud that the board determines is reasonably likely to cause material harm to the Company (including harm to its business reputation); (iv) the individual (or any entity of which he is employed as his principal business activity) files an action, or an action is filed against the individual (or any entity of which he is employed as his principal business activity), under the bankruptcy laws of the United States; or (v) the individual ceases at any time to have the qualifications required by law, the Articles of Incorporation or the bylaws, in each case if the board of directors determines that it would not be in the Company’s best interests for such individual to serve as a director of the Company. For purposes of Article III, Section 2 of the bylaws, a “Competitor” means another financial institution or holding company or any individual, corporation, association, partnership, firm, business enterprise or other entity or organization which the board, after having such matter formally brought to its attention, determines to be in competition with the Company or any of its subsidiaries. Article III, Section 2 was also amended to provide that directors must be residents of the State of South Carolina.

Article III, Section 2 was further amended to provide that to be eligible to be a nominee for election or re-election as a director by a shareholder, the proposed nominee director must deliver, in accordance with the time periods prescribed for delivery of notice under Article II, Section 13 of the bylaws (with respect to annual meetings) and Article II, Section 14 of the bylaws (with respect to special meetings), to the Secretary at the principal office of the Company a written representation and agreement (in the form provided by the Secretary upon written request) that such proposed nominee (i) is not and will not become a party to (a) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company in writing or (b) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director, with such proposed nominee’s fiduciary duties under applicable law; and (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification, and has not received any such compensation or other payment from any person or entity other than the Company, in each case in connection with candidacy or service as a director of the Company; provided, that agreements providing only for indemnification and/or reimbursement of out-of-pocket expenses in connection with candidacy as a director (but not, for the avoidance of doubt, in connection with service as a director) and any pre-existing employment agreement a candidate has with his or her employer (not entered into in contemplation of the employer’s investment in the Company or such employee’s candidacy as a director) shall not be disqualifying under the bylaws (provided that all such permissible arrangements have been disclosed to the Company in writing).

Article XI. Indemnification.

The Company’s bylaws previously indemnified directors, officers, employees and agents to the fullest extent provided by law, but the bylaws did not fully establish the processes and procedures for which the Company is to indemnify or advance expenses to an individual nor did the bylaws fully describe the process and procedure for which an individual may seek indemnification or advancement of expenses from the Company.

Article XI of the Amended and Restated Bylaws does not increase the scope of indemnification previously provided to directors, officers, employees and agents but rather establishes the processes and procedures for indemnification claims and the advancement of expenses to an individual. The amendments to Article XI also fully describe the process and procedure for the Company to decide whether indemnification is appropriate, as well as a mechanism authorizing the director to enforce this requirement. The Company believes the indemnification amendments will establish a framework for the indemnification process that will strengthen the Company’s ability to attract and retain the service of experienced, qualified individuals to serve as directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Item	Exhibit

3.1	Amended and Restated Bylaws, adopted July 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST RELIANCE BANCSHARES, INC.

By:	/s/ Jeffrey A. Paolucci
Jeffrey A. Paolucci
Chief Financial Officer

Date: July 25, 2013

INDEX TO EXHIBITS

Item Number	Exhibit

3.1	Amended and Restated Bylaws, adopted July 24, 2013.